UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2022

First Wave BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FWBI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2022, Gregory Oakes submitted his resignation from the Board of Directors (the “Board”) of First Wave BioPharma, Inc. (the “Company”), effective immediately. Mr. Oakes indicated that his resignation was not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On June 15, 2022, the Board adopted an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws, amending Section 1.6 of Article I thereof to decrease the quorum requirement for stockholder meetings from a majority to one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at a meeting (or, in the case of a class vote, the holders of one-third of the voting power of the shares of such class or classes or series issued and outstanding and entitled to vote on the matter), present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy.

Certificate of Correction

On June 16, 2022, the Company filed with the Secretary of State of Delaware a Certificate of Correction to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Correction”). The Certificate of Correction was filed to clarify the right of the Board to designate one or more series of preferred stock with or without voting powers. Pursuant to Section 103(f) of the Delaware General Corporation Law, the correction was effective as of July 13, 2016.

The foregoing summaries and descriptions of the provisions of the Amendment and the Certificate of Correction do not purport to be complete and are qualified in their entirety by reference to the full texts of the Amendment and Certificate of Correction, copies of which are filed as Exhibits 3.1 and 3.2, respectively, with this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws.
3.2	Certificate of Correction to the Amended and Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on June 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wave BioPharma, Inc.

June 17, 2022	By:	/s/ James Sapirstein
	Name:	James Sapirstein
	Title:	Chief Executive Officer